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                                                                      EXHIBIT 23


        INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 33-33693 of Williams-Sonoma, Inc. on Form S-8 of our report dated May 18, 2001 appearing in the Annual Report on Form 11-K of the Williams-Sonoma, Inc. Associate Stock Incentive Plan for the fiscal year ended December 31, 2000.



         /s/ Deloitte & Touche LLP

         San Francisco, California
         June 20, 2001